UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported):    July 27, 2004

RIMAGE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	0-20728	41-1577970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN (Address of principal executive offices)	55439 (Zip Code)

    Registrant's telephone number, including area code    (952) 944-8144

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

The following are furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued July 27, 2004.

99.2	Statements of Bernard P. Aldrich, Chief Executive Officer, and Robert M. Wolf, Chief Financial Officer, at a telephone conference held on July 27, 2004.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        Rimage Corporation hereby furnishes a press release, issued on July 27, 2004, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2004 and furnishes statements of the Company’s Chief Executive Officer and Chief Financial Officer made on July 27, 2004 at a telephone conference relating to the Company’s quarter ended June 30, 2004 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION
By: /s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer

Dated: July 28, 2004